                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                                   TOPRO, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

December 16, 1997

To Our Shareholders:

    You are cordially invited to the 1997 Annual Meeting of Shareholders (the "Meeting") of Topro, Inc. (the "Company") to be held at the Hyatt Regency - Denver Tech Center, Wind River Room, 7800 E. Tufts Avenue, Denver,
Colorado, on Thursday, January 29, 1998, at 10:00 a.m.

    The formal Notice of the Meeting and Proxy Statement describing the matters to be acted upon at the Meeting are contained in the following pages. Shareholders also are entitled to vote on any other matters which properly come before the Meeting.

    Enclosed is a proxy which will enable you to vote your shares on the matters to be considered at the Meeting even if you are unable to attend the Meeting. Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed postage-paid envelope as soon as possible for receipt prior to the Meeting.

    WHETHER YOU OWN FEW OR MANY SHARES OF STOCK, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING EITHER BY ATTENDING IN PERSON OR BY RETURNING YOUR PROXY AS SOON AS POSSIBLE.

                             Sincerely,



                             John Jenkins, President

                                     TOPRO, INC.
                                2525 WEST EVANS AVENUE
                                DENVER, COLORADO 80219
                                    (303) 935-1221

--------------------------------------------------------------------------------

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON JANUARY 29, 1998

--------------------------------------------------------------------------------

                                                               December 16, 1997

To Our Shareholders:

    The 1997 Annual Meeting of Shareholders (the "Meeting") of Topro, Inc. (the "Company) will be held at the Hyatt Regency-Denver Tech Center, 7800 E. Tufts Avenue, Denver, Colorado, on Thursday, January 29, 1998, at 10:00 a.m., Mountain time, to consider and act upon the following matters:

1.  Election of five directors to terms expiring at the next annual meeting;

2. A proposal to amend the Company's Articles of Incorporation to change the name of the Company to TAVA Technologies, Inc.;

3. Approval of an amendment to the 1992 Employee Stock Purchase Plan to increase to 300,000 the number of shares of Common Stock available for sale under the Plan;

4. Approval of the 1997 Stock Option and Bonus Plan, pursuant to which 2,200,000 shares of Common Stock are reserved for issuance as bonuses or upon exercise of stock options which may be granted to employees, officers or directors of, and consultants and advisers to, the Company; and

5. Ratification of the appointment of BDO Seidman LLP as the Company's certified public accountant for the fiscal year ending June 30, 1998.

    The transaction of such other business as may properly come before the Meeting or any adjournments thereof will be considered and acted upon. The Board of Directors is not aware of any other business to come before the Meeting. Pursuant to Bylaws, the Board of Directors has fixed the close of business on December 15, 1997, as the record date for determination of the shareholders entitled to vote at the Meeting and any adjournments thereof.

    You are requested to complete and sign the enclosed proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

    EACH SHAREHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                             BY ORDER OF THE BOARD OF DIRECTORS,



                             Douglas H. Kelsall, Secretary

                                     TOPRO, INC.
                                2525 WEST EVANS AVENUE
                                DENVER, COLORADO 80219
                                    (303) 935-1221

--------------------------------------------------------------------------------

                                   PROXY STATEMENT
                            ANNUAL MEETING OF SHAREHOLDERS
                                   JANUARY 29, 1998

--------------------------------------------------------------------------------

                                                               December 16, 1997

To Our Shareholders:

    This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors of Topro, Inc. (the "Company") of proxies to be used at the 1997 Annual Meeting (the "Meeting") to be held at the Hyatt Regency - Denver Tech Center, Wind River Room, 7800
E. Tufts Avenue, Denver, Colorado, on Thursday, January 29, 1998 at 10:00 a.m., Mountain time, and at any adjournments or postponements thereof. The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting (collectively, the "Proxy Materials") are first being mailed to shareholders beginning on or about December 26, 1997.

                                 GENERAL INFORMATION

SOLICITATION

    The enclosed proxy is being solicited by the Board of Directors of the Company. In addition to solicitations by mail, solicitations may be made by personal interview, telephone and telegram by directors and officers of the Company. No compensation will be paid to the directors and officers of the Company for the solicitation of proxies. The Company will reimburse banks, brokers and others holding shares in their names or the names of the nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxies and proxy materials to the beneficial owners of such shares. The cost of the solicitation will be borne by the Company.

VOTING RIGHTS AND VOTES REQUIRED

    Holders of shares of Topro, Inc. common stock, $0.0001 par value, (the "Common Stock") and shares of Series A Convertible Preferred Stock (the "Preferred Stock") at the close of business on December 15, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. On the Record Date, _________ shares of Common Stock and 133,334 shares of Preferred Stock were outstanding. Holders of Common Stock are entitled to one vote per share. Holders of Preferred Stock are entitled to ten votes per share. Therefore, as of the Record Date, the total voting power consisted of ______ voting shares.

    The presence, in person or by proxy, of holders of one-third of the voting shares outstanding as of the Record Date constitutes a quorum for the transaction of business at the Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies. Abstentions will only count towards quorum requirements.

    As to the election of directors under "Proposal I - Election of Directors," the proxy card being provided by the Board enables a shareholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

    The affirmative vote of a majority of the votes cast at the Meeting by shareholders present or represented and entitled to vote on the proposal is required to change the name of the Company, to adopt the new compensation plan, to approve amendments to the Employee Stock Purchase Plan and to ratify the appointment of the Company's accountants.

    As to these proposals, a shareholder may: (i) vote "FOR" the proposal, or
(ii) vote "AGAINST" the proposal, or (iii) "ABSTAIN" with respect to the proposal. These matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

    As to the other matters that may properly come before the Meeting, unless otherwise required by law, the Articles, or the Bylaws, a majority of the votes cast by shareholders shall be sufficient to approve the matter.

VOTING AND REVOCABILITY OF PROXIES

    Shares of Common Stock and Preferred Stock represented by all properly executed proxies received at the offices of the Company's Transfer Agent by 10:00 a.m., Mountain time, on January 28, 1998 will be voted as specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares of Common Stock represented by such proxy will be voted "FOR" the election of John Jenkins, Robert L. Costello, Robert C. Pearson, Rick L. Schleufer, and Judith A. Draper as directors of the Company and "FOR" the proposals set forth in this Proxy Statement. Management and the Board of Directors of the Company know of no other matters to be brought before the Meeting other than as described herein. If any other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, the proxy holders named in the enclosed proxy intend to vote in their discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.

    The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by: providing notice in writing that the proxy is revoked; presenting to the Company a later-dated proxy; or by attending the Meeting and voting in person.

ANNUAL REPORT

    The Company's 1997 Annual Report to Shareholders, which includes its Form 10-KSB for the fiscal year ended June 30, 1997, and which is being mailed to shareholders with this Proxy Statement, contains financial and other information about the Company but is not incorporated into this Proxy Statement and is not to be considered a part of the Proxy Statement or soliciting materials.


                                SECURITY OWNERSHIP OF
                       CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of December 1, 1997, the number of voting shares represented by the securities beneficially owned by any person (including any "group") who is known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities outstanding on that date.

                                                                     Amount and Nature of
                                                                     Beneficial Ownership
Title of Class          Name and Address of Beneficial Owner           of Voting Shares       % of Voting Shares
--------------          ------------------------------------         --------------------     ------------------
Series A Convertible    Pro Futures Bridge Capital Fund, L.P.             1,823,339 (1)              9.6%
Preferred Stock;        5350 S. Roslyn St.
Common Stock            Englewood, CO 80111

Common Stock            Kevin Fallon                                         ______ (2)            __%
                        2525 W. Evans Ave.
                        Denver, Colorado 80219

Common Stock            Renaissance Capital Group, Inc.                   1,343,301 (3)              6.6%
                        8080 No. Central Expwy
                        Suite 210-LB 59
                        Dallas, Texas 75206

 ---------------------

(1) Consists of 133,334 shares of Series A Convertible Preferred Stock, which is convertible to 1,333,340 shares of Common Stock and which is entitled to that number of votes at the Meeting, and 489,999 shares underlying
    Warrants exercisable within 60 days of the Record Date.

(2) Includes shares underlying 133,334 Options exercisable within 60 days of the Record Date.

(3) Represents shares that are issuable within 60 days of the Record Date upon the conversion of 9% convertible debentures held by two investment funds that are advised by Renaissance Capital Group, Inc. and exercise of 25,000 Warrants held by one of those funds.

    The following table sets forth, as of December 1, 1997, the number of voting shares, and other equity securities beneficially owned by: (a) all directors and director-nominees of the Company; (b) all executive officers of the Company required to be named in the Summary Compensation Table; and, (c) all directors and executive officers of the Company as a group. All of the shares reflected below are shares of Common Stock.

                          Amount and Nature of Beneficial
Name of Beneficial Owner     Ownership of Voting Shares    % of Voting Shares
------------------------   -------------------------------  ------------------
John Jenkins                        587, 142 (1)                  3.0%

Kevin Fallon                         _______ (2)                __%

Robert C. Pearson                  1,343,301 (3)                  6.6%

H. Robert Gill                        15,000 (4)                  *

Robert L. Costello                         0                      *

Rick L. Schleufer                    _______                   ___%

Judith A. Draper                     _______                   ___%

Directors and Executive
 Officers as a group                 _______ (5)               ___%
-----------------------

*   Less than one percent.

(1) Includes 335,000 shares that are issuable upon exercise of stock options and 57,071 shares that are issuable upon exercise of stock purchase warrants that are currently exercisable.

(2) Includes 133,334 shares that are issuable upon exercise of stock options that are exercisable within 60 days of the Record Date.

(3) Represents shares that are issuable upon conversion of the Company's 9% Convertible Debentures held by two investment funds that are advised by Renaissance Capital Group, and a Warrant held by one of those funds. Mr. Pearson has disclaimed beneficial ownership of these shares.

(4) Represents shares that are issuable upon exercise of stock options that are currently exercisable held by Mr. Gill.

(5) Includes 678,738 shares that are issuable upon exercise of stock options and stock purchase warrants that are currently exercisable held by all executive officers and directors as a group.


                                      MANAGEMENT

    Executive officers of the Company are elected by the Board of Directors, and serve for a term of one year and until their successors have been elected and qualified or until their earlier resignation or removal by the Board of Directors. There are no family relationships among any of the directors and executive officers of the Company.

    The following table sets forth names and ages of all executive officers and directors whose terms will not expire prior to the Annual Meeting, and all persons nominated to serve as directors and the positions and offices that each person holds with the Company:

    Name                     Age       Position
    ----                     ---       --------

    John Jenkins              47       Chairman of the Board of Directors,
                                       President and Chief Executive
                                       Officer

    Robert L. Costello        46       Director

    Robert C. Pearson         62       Director

    Rick L. Schleufer         44       Director Nominee

    Judith A. Draper          52       Director Nominee

    Kevin Fallon              44       Chief Operating Officer

    Douglas H. Kelsall        43       Chief Financial Officer and Secretary

    Lawrence B. Hagewood      48       Executive Vice President, Sales and
                                       Marketing

    Jon E. Walker, H.R. Hodge and R. Larry Ethridge resigned their positions as Board members during May 1997, June 1997 and August 1997, respectively. H. Robert Gill, who currently serves as a director, advised the Board he did not wish to stand for re-election.

    JOHN JENKINS.  Mr. Jenkins has served as President, Chief Executive
Officer, and a Director of the Company since January, 1995 and as Chairman of the Board since August 1997. Mr. Jenkins has broad domestic and international operating experience in technology intensive businesses with divisional profit and loss responsibility in a Fortune 200 company. Prior to joining the Company, he served as president of Morgan Technical Ceramics, Inc., a wholly-owned subsidiary of Morgan Crucible plc, a diversified industrial products company based in England and publicly-traded on the London stock exchange. Prior to his tenure at Morgan Technical, Mr. Jenkins was Vice President and General Manager of the Structural Ceramic Division Coors Ceramic Company, a subsidiary of Adolph Coors Company. Mr. Jenkins holds a Bachelor of Science degree in Mechanical Engineering from the University of Washington, and a Juris Doctor degree from the University of Denver, Denver, Colorado.

    ROBERT L. COSTELLO. Mr. Costello has been a Director since May 1997. Mr. Costello has served as Executive Vice President of URS Greiner, Inc. and Vice President and Director of URS Corporation since April 1996. He has served as a Director and Chief Executive Officer of Greiner Engineering, Inc. from February 1994 to August 1995 and Vice President and Chief Financial

Officer of Greiner Engineering, Inc. from 1987 to February 1994. Mr. Costello holds a Bachelor of Arts degree from Western State College of Colorado and a Master of Business Administration from the University of Oregon.

    ROBERT C. PEARSON. Mr. Pearson has been a director of the Company since May 1997. Mr. Pearson has been associated with Renaissance Capital Group, Inc. since April 1994, presently serving as Senior Vice President, Director of Corporate Finance. He served as Executive Vice President of the Thomas Group from May 1990 to March 1994. For 25 years prior to that time, Mr. Pearson held various senior management positions at Texas Instruments, including Vice President of Finance from October 1983 to June 1985. Mr. Pearson holds a Bachelor of Science Degree from the University of Maryland and a Master of Business Administration from the University of Michigan. Mr. Pearson hold directorships in the following public companies; Poore Brothers, Inc. and Interscience Computer.

    RICK L. SCHLEUFER. Mr. Schleufer is a director nominee. Mr. Schleufer has been associated with Enterprise/IndeNet since 1986, presently serving as a director of IndeNet, Inc.; and Chief Executive Officer of Enterprise Systems Group, Inc. From 1979 to 1986, Mr. Schleufer founded and was Chief Executive of several small business enterprises. Prior to the management of these ventures, Mr. Schleurfer was employed by the national accounting firm of Grant Thornton. Mr. Schleufer holds a Bachelor of Science Degree from the University of Colorado in Business and Accounting, and is a Certified Public Accountant.

    JUDITH A. DRAPER. Ms. Draper is a director nominee. Ms. Draper has held the position of Director, Year 2000 Operations with Computer Sciences Corporation since September, 1997 and directs its Federal Government Y2K Center. Prior to her current position, Ms. Draper held various computer project management positions with the Social Security Administration from 1985 to September of 1997, most recently as the Project Director - Year 2000, and as the Director of the Software Engineering Center. From 1983 to 1985, Ms. Draper was an account Support Manager for Comp-U-Staff. Ms. Draper holds a Bachelor of Science Degree in Retailing from the University of Maryland.

    KEVIN FALLON. Mr. Fallon has served as Chief Operating Officer since joining the Company in December 1996. During 1982, Mr. Fallon founded and acted as President and Chief Executive Officer of All Control Systems Inc., which the Company acquired in December 1996. Prior to that time, Mr. Fallon held management positions in quality and process control, design engineering and testing and sales engineering. Mr. Fallon holds a Bachelor of Science degree from Drexel University and a Master of Business Administration from the Wharton School of Business, University of Pennsylvania.

    DOUGLAS H. KELSALL. Mr. Kelsall has served as Chief Financial Officer of the Company since June 1997. Mr. Kelsall served as Chief Financial Officer of Evolving Systems, Inc. from December 1995 to June 1997, as President of Caribou Capital Corporation from June 1993 to December 1997 and in various management and Vice President positions at Colorado National Bank from October 1978 to June 1993. Mr. Kelsall holds a Bachelor of Art degree from the University of Colorado and a Master of Business Administration degree from the University of Denver.

    LAWRENCE B. HAGEWOOD. Mr. Hagewood has served as Executive Vice President of the Company since September 1997. Mr. Hagewood served for six years as Group Vice President of the Systems Business for Elsag Bailey, a global leader for automation solutions to the industrial manufacturing market prior to joining the Company. Mr. Hagewood has a Bachelor of Science Degree from Auburn University in Nuclear Physics.

MEETINGS OF THE BOARD AND COMMITTEES

    The Board of Directors held six meetings in the fiscal year ended June 30, 1997. During the 1997 fiscal year, no director attended less than 75% of the aggregate of the total number of meetings of the Board of Directors and any committee thereof on which he served. In addition to formal meetings, the Board acted numerous times during fiscal 1997 by unanimous consent after telephonic discussion among the members.

    The Audit and Compensation Committees of the Board of Directors are comprised of Messrs. Jenkins, Costello, and Pearson. Mr. Jenkins is also an executive officer of the Company. Mr. Jenkins abstains from all Compensation Committee actions affecting his own compensation.

    The Board of Directors does not have a standing nominating committee, or other committee performing similar functions.

SECTION 16(a) - BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers and persons who own more than ten percent of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Directors, officers and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports filed.

    Based solely on its review of the copies of the reports it received from persons required to file, and written representations it received from these persons, the Company believes that during the fiscal year ended June 30, 1997 all filing requirements applicable to its officers, directors and greater than ten percent shareholders were complied with except as follows: the Form 3 due ten days following the election of Kevin Fallon and Douglas H. Kelsall as executive officers were not timely filed. Mr. Fallon did not timely file one report on Form 4; and R. Larry Ethridge, who served as Chairman during the 1997 fiscal year, did not timely file two reports on Form 4.


    COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

    The following table sets forth information regarding compensation paid during the past three fiscal years to the Company's Chief Executive Officer and to any of the Company's four most highly compensated executive officers who earned total salary and bonus in excess of $100,000 per annum during the fiscal year ended June 30, 1997.


                                                                               Long-term Compensation
                                                                               ----------------------
                                       Annual Compensation                Awards              Payouts
                                       -------------------                ------              -------
      (a)           (b)             (c)      (d)       (e)         (f)              (g)          (h)       (i)
                                                      Other     Restricted
    Name and                                          Annual      Stock        Security Under   LTIP    All other
principal position  Year          Salary    Bonus     Comp.       Awards       Options/SARs   payouts   comp(1).
------------------  ----          ------    -----     -----       ------       ------------   -------   --------
JOHN P. JENKINS     1997        $165,000  $30,000       --          --         450,000(2)        --       $7,726

President and       1996        $146,416     --         --          --            --             --           --

Chief Executive     1995(3)     $ 40,000     --         --          --         315,000(2)         -           --

KEVIN FALLON        1997(4)     $ 87,500  $18,000       --          --         200,000(5)        --       $7,007

Chief Operating     1996            --       --         --          --            --             --           --

Officer             1995            --       --         --          --            --              -           --

JON E. WALKER       1997        $145,210     --         --          --            --             --           --

Former Director,    1996(7)     $ 84,000  $50,000       --          --            --              -           --

Executive Officer   1995            --       --         --          --            --              -           --

 ---------------------

(1) Represents the value of term life insurance, the premiums for which were paid by the company, and the value of an automobile provided for the executive's personal use.

(2) John P. Jenkins was granted Non-Qualified Options to purchase 315,000 and 450,000 shares of common stock in connection with his employment agreement dated December 27, 1994 and the extension of the employment agreement dated January 28, 1997, respectively. At June 30, 1997, 335,000 options were exercisable.

(3) Represents compensation commencing January 23, 1995.

(4) Represents compensation commencing December 1, 1996.

(5) Kevin Fallon was granted non-qualified options to purchase 200,000 shares of common stock in connection with his employment agreement dated December 1, 1996. At June 30, 1997 66,667 options were exercisable.

(6) Jon E. Walker resigned his Board of Director membership and his executive officer position on May 30, 1997.

(7) Represents compensation commencing January 1, 1996.


OPTION AND STOCK APPRECIATION RIGHT GRANTS TABLE

    The following table sets forth information regarding the grant of options and stock appreciation rights during the fiscal year ended June 30, 1997, to any of the executive officers required to be named in the Summary Compensation Table.


    (a)                      (b)                      (c)                 (d)                 (e)
---------------------------------------------------------------------------------------------------------
                    Number of Securities    % of Total Options/SARs
                   Underlying Options/SARs  Granted to Employees in  Exercise or Base
Name                     Granted (#)             Fiscal Year           Price ($/Sh)      Expiration Date
---------------------------------------------------------------------------------------------------------
John P. Jenkins          100,000                     6.5%                 $2.50          January 2007

                         150,000                     9.8%                 $2.50          December 2007

                         200,000                    13.0%                 $2.50          December 2008

Kevin Fallon              66,667                     4.3%                 $2.25          February 2007

                          66,667                     4.3%                 $2.25          February 2008

                          66,666                     4.3%                 $2.25          February 2009


AGGREGATED OPTION AND STOCK APPRECIATION RIGHT EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION AND STOCK APPRECIATION RIGHTS VALUES

    The following table sets forth information regarding option and stock appreciation right exercises during the fiscal year ended June 30, 1997, by any of the executive officers named in the Summary Compensation Table.


    (a)                   (b)                      (c)                     (d)                                 (e)
--------------------------------------------------------------------------------------------------------------------------------
                                                                    Number of Securities           Value of unexercised in the
                                                                underlying unexercised options     money options or SARs at
                     Number of shares            Value           or SARs at fiscal year end (#)        fiscal year end ($)
Name               acquired on exercise (#)      realized ($)     (Exercisable/Unexercisable)      (Exercisable/Unexercisable)
--------------------------------------------------------------------------------------------------------------------------------
John P. Jenkins            87,500                $113,750

     Exercisable                                                          335,000                            $70,800(1)

     Unexercisable                                                        350,000                              $--(2)

Kevin Fallon                 --                     $--

     Exercisable                                                           66,667                              $--(2)

     Unexercisable                                                        133,333                              $--(2)

------------------

(1) The year end values represent the difference between the option exercise prices (ranging from $1.20 to $1.75 per share) and the $2.03 market value of the Company's Common Stock on June 30, 1997, multiplied by the number of shares under option. Market value represents the closing price reported by NASDAQ on June 30, 1997.

(2) Exercise price greater than year-end market value.

LONG -TERM INCENTIVE PLAN AWARDS

    During the fiscal year ended June 30, 1997, the Company did not make any LTIP grants not disclosed above.

COMPENSATION OF DIRECTORS

    The Company pays no cash compensation to directors for their service as such. It had been the Company's practice to grant each year to outside directors a non qualified stock option for shares of its common stock; however, no such grant was made during fiscal 1996. During fiscal 1997, Company granted non-qualified stock options to purchase 30,000 shares each to H. Robert Gill and H.R. Hodge for their services as directors during fiscal 1996 and 1997.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

    The Company has entered into the following employment agreements with the executive officers required to be named in the Summary Compensation Table.

    The Company has a two-year employment agreement with John Jenkins which expires in January 1999, but will be renewed automatically for one year periods unless written notice is provided by either party, providing for a minimum annual salary in the amount of $175,000 during the current contract period. The employment agreement provides for the granting of 450,000 stock options exercisable at $2.50 per share which vest as follows: January 1997, 100,000; December 1997 150,000; and December 1998, 200,000. The stock options expire on January 2007. The Company is obligated to pay the premium on a term life insurance policy with a death benefit of $500,000 for which Mr. Jenkins names the beneficiary. In the event of a change in control, the Company is obligated to pay Mr. Jenkins his base salary then in effect for a period of 24 months following a notice of termination.

    The Company has a two-year employment agreement with Kevin Fallon which expires in December 1998, but will be renewed automatically for one year periods unless written notice is provided by either party, providing for a minimum annual salary in the amount of $150,000 and a bonus of not less than $18,000 during the first year and $15,000 during the second year. The employment agreement provides for the granting of 200,000 stock options exercisable at $2.25 per share which vest as follows: February 1997, 66,667; February 1998, 66,667; and February 1999, 66,666. The stock options expire on February 2007. The Company is obligated to pay the premium on a term life insurance policy with a death benefit of at least $250,000 for which Mr. Fallon names the beneficiary. In the event of a change in control, the Company is obligated to pay Mr. Fallon his base salary then in effect for a period of 12 months following a notice of termination.

    On February 21, 1996, the Company entered into an employment agreement with Jon E. Walker which was to expire on August 21, 1998. On May 30, 1997, Mr. Walker resigned as an officer and as a director of the Company. Effective May 30, 1997, the Company entered into a consulting agreement with Mr. Walker for a period expiring August 31, 1998. The consulting agreement provides that Mr. Walker will be paid a monthly retainer of $14,000 and a fee of $200 per hour for time devoted at the request of the Company. In the event of a change in control, any remaining obligation under the consulting agreement will be immediately due and payable.

REPORTS ON REPRICING OF OPTIONS AND STOCK APPRECIATION RIGHTS

    During the fiscal year ended June 30, 1997, the Company did not amend or adjust the terms of any stock option or SAR previously awarded to any of the named executive officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    An executive officer of the Company is a Board member of a financial consulting company and a partner in its affiliate. The consulting company has made investments in private placements of the Company's securities. Since joining the Company, the officer has abstained in all matters relating to the financial consulting company's investment in the Company.

    An executive officer, who also is a principal shareholder of the Company, is also an owner of an entity for which the Company performs subcontract work. Billings to the related entity were approximately $1,154,000 during the year ended June 30, 1997.


                                    PROPOSAL NO. 1
                                ELECTION OF DIRECTORS

    The Board of Directors has nominated three of its four current members for reelection, while one director is not standing for re-election, and is nominating two directors for initial election. The Bylaws of the Company provide for a single class of not less than three directors, each of which has a term which expires at the next meeting of shareholders at which directors are elected. Directors serve until the election and qualification of their successors or until their resignation, death, disqualification or removal from office. Vacancies on the Board of Directors may be filled by a majority of the remaining members. Directors elected to fill vacancies serve until the next annual meeting of shareholders or until their successors have been elected and qualified. H. Robert Gill has declined to stand for re-election and the Board of Directors shall consist of five persons commencing at the close of the Annual Meeting.

    The Board of Directors recommends a vote "FOR" the election of Messrs. Jenkins, Costello, Pearson, Schleufer and Ms. Draper to the Board of Directors. Unless otherwise specified, the enclosed proxy will be voted "FOR" the election of the Board of Directors' slate of nominees. Neither Management nor the Board of Directors of the Company is aware of any reason which would cause any nominee to be unavailable to serve as a director. Discretionary authority may be exercised by the proxy holders named in the enclosed proxy to vote for a substitute nominee proposed by the Board of Directors if any nominee becomes unavailable for election. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

                                    PROPOSAL NO. 2
                        AMENDMENT OF ARTICLES OF INCORPORATION

    The Board of Directors has approved an amendment to the Articles of Incorporation to change the name of the Company to TAVA Technologies, Inc.

    The acronym TAVA was developed from the first letter in the names of each of the Company's major subsidiaries, Topro Systems Integration, Inc., Advanced Control Technologies, Inc., Vision Engineering Corporation and All Control Systems, Inc. The Board of Directors believes that use of this name throughout the organization will provide national recognition for the Company.

    An amendment to the Articles of Incorporation must be approved by a majority of the votes cast by the shareholders at the Meeting. The Board of Directors recommend that the shareholders vote "FOR" the amendment to the Articles of Incorporation.


                                    PROPOSAL NO. 3
                             APPROVAL OF AMENDMENT TO THE
                          1992 EMPLOYEE STOCK PURCHASE PLAN

    In 1992, the Board of Directors adopted the Company's 1992 Employee Stock Purchase Plan (the "ESPP"). The ESPP affords employees of the Company the opportunity to purchase a proprietary interest in the Company. In 1997, the Board of Directors amended the Plan to increase from 10,000 to 300,000 the maximum number of shares of the Company's Common Stock (subject to adjustment for any dividend, stock split or other relevant changes to the Company's capitalization) to be issued under the ESPP. The following is a summary of some of the terms of the ESPP.

    NUMBER AND PURCHASE PRICE OF SHARES. The ESPP consists of semiannual offerings of up to 50,000 shares of Common Stock per Payment Period, up to a maximum of 300,000 shares which may be issued under the ESPP. As of November 30, 1997, 18,087 shares had been issued under the ESPP. The shares to be purchased by the ESPP will be issued by the Company. The number of shares available for each Payment Period may be increased at the election of the Board of Directors. Each calendar year consists of two Payment Periods. The first Payment Period starts January 1 and ends June 30. The second Payment Period commences July 1 and ends December 31. Provided that the employee remains eligible to participate in the ESPP throughout the Payment Period, on the first day of each Payment Period the Company grants to each participant an option to purchase the number of full shares of its Common Stock as his or her accumulated payroll deductions on the last day of the Payment Period will pay for at the option price. The option price for each Payment Period is the lesser of (i) 85% of the fair market value of the Common Stock on the first business day of the Payment Period, or (ii) 85% of the fair market value of the Common Stock on the last day of the Payment Period. Fair market value is defined as the mean between the closing bid and asked prices of the Stock. An employee may elect to have up to 10% withheld from his regular salary for this purpose.

    ELIGIBILITY. With certain limited exceptions in the case of employees already holding a significant amount of Common Stock, each employee of the Company having at least three months of continuous service as of the date a Payment Period commences and who ordinarily works 20 or more hours per week and is employed more than five months per year is eligible to participate in the ESPP. As of November 30, 1997 approximately ____employees were eligible to participate in the ESPP.

    AMENDMENT, TERMINATION AND ADMINISTRATION. The Board of Directors of the Company may amend the ESPP at any time. No such amendment, however, shall be made without prior approval of the shareholders of the Company if such amendment would (a) except as provided in Articles 3 and 4 of the ESPP increase the number of shares of stock to be offered under the ESPP, or (b) change the class of employees eligible to participate in the ESPP, or (c) cause the ESPP to cease to comply with Rule 16b-3 under the Securities Exchange Act of 1934 or with Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The ESPP is administered by the Board of Directors.

    FEDERAL INCOME TAX CONSEQUENCES. The Company has determined the following general tax consequences of the ESPP. The ESPP is intended to qualify as an "employee stock purchase plan" as defined in Section 423 of the Code.

    Transfers of stock to an employee under the ESPP receive tax-favored treatment if (a) the employee is an employee of the Company at all times during the relevant Payment Period, and (b) the employee makes no disposition of the stock within two years after the first business day of the relevant Payment Period. If no disposition is made until the holding period requirement is met, the employee must report ordinary income in an amount equal to the lesser of (a) the excess of the fair market value of the stock at the time of such disposition over the option price, and (b) the excess of the fair market value of the stock at the time of purchase over the option price. Any further gain on disposition is taxed as long-term capital gain. If the price received on disposition is less than the option price, the employee will report the loss as a long-term capital loss. The Company is not entitled to a deduction when the holding period is met, even if ordinary income results to the employee.

    If the employee disposes of the stock before meeting the holding period requirement, the employee recognizes ordinary income for services and the Company has a deduction to the extent of any difference between the stock's value on disposition and the option price. The income is treated as received for the tax year of the employee when the disposition occurs. Similarly, the deduction is treated as allowable for the tax year of the Company when the disposition occurs.

    The employee must report as ordinary income all amounts withheld from regular base pay in each Payment Period pursuant to an authorization signed by him..

    Employees who participate in the ESPP should consult their own tax advisors to determine the specific tax consequences of the ESPP for them.

NEW PLAN BENEFITS. Options to purchase 10,350 shares of Common Stock were granted during the 1997 fiscal year under the ESPP, resulting in 18,087 shares issued through 1997 under the ESPP.

    The following table sets forth information concerning the issuance of stock pursuant to the exercise of options granted under the ESPP during fiscal 1997
to:   the Company's Chief Executive Officer and each other executive officer of the Company required to be named in the Summary Compensation Table; to all current officers of the Company as a group; and to all other employees, including all current officers who are not executive officers, as a group:

                          1992 EMPLOYEE STOCK PURCHASE PLAN

                                                               Dollar Value (Market Price
Name               Number of Shares    Exercise Price ($/Sh)    on Date of Grant) ($/Sh)
----               ----------------    ---------------------   --------------------------
                             Issued
                             ------
John Jenkins                     0

Kevin Fallon                     0

Jon E. Walker                    0

All Other
Executive Officers               0

Non-Officer
Directors (1)                   N/A             N/A                      N/A

All Others, including
Non-Executive
Officers                      7,276            1.75 (2)                 2.50 (3)
                              3,074            1.75 (4)                 2.03 (5)

-------------------

(1) Not eligible to participate

(2) Based on 85% of the closing sales price on July 1, 1996

(3) Closing sales price on December 31, 1996

(4) Based on 85% of the closing sales price on June 30, 1997

(5) Closing sales price on June 30, 1997

    BOARD RECOMMENDATION. The Board of Directors believes the ESPP to be in the best interests of the Company and its shareholders and therefore recommends a vote "FOR" this proposal to amend the ESPP by increasing the number of shares which may be issued under it. The affirmative vote of a majority of the shares present at the meeting, in person or by proxy, is required to approve the ESPP amendment.


                                    PROPOSAL NO. 4
                  APPROVAL OF 1997 STOCK OPTION AND STOCK BONUS PLAN

    On April 15, 1997, the Board of Directors of the Company adopted the 1997 Stock Option and Bonus Plan (the "Plan"), reserving a maximum of 2,200,000 shares of Common Stock to be issued as "bonus shares" or upon the exercise of options ("Options"). The Plan includes: (i) options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) non-qualified Options which are not intended to qualify as "Incentive Options;" and (iii) shares issuable as compensation.
As of December 1, 1997, non-qualified Options to purchase 1,770,000 shares have been granted under the Plan. No Incentive Options or Bonus Shares had been issued. Incentive Options granted under the Plan will become non-qualified options if it is not approved by the Company's shareholders on or before April 15, 1998.

    Shareholder approval of the Plan is sought to qualify it under Rule 16b-3 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and thereby render certain transactions under it exempt from certain provisions of Section 16 of the Act, and to permit the issuance of Options which will qualify as Incentive Options pursuant to the Code.

    The Plan is intended to provide incentives to officers, directors, employees and other persons, including consultants and advisers, who contribute to the success of the Company by offering them the opportunity to acquire an ownership interest in it. The Board of Directors believes that this also will help to align the interests of the Company's management and employees with the interests of shareholders. The terms of the Plan concerning the Incentive Options and Non-Qualified Options are substantially the same except that only employees of the Company or its subsidiaries are eligible to receive Incentive Options; employees and other persons are eligible to receive Non-Qualified Options. The number of shares reserved for issuance under the Plan is a maximum aggregate so that the number of Incentive Options and/or Non-Qualified Options that may be granted reduces the number of Bonus Shares which may be granted, and vice versa.

ADMINISTRATION OF THE PLAN

    The Plan is administered by the Compensation Committee, which may consist of either (i) the Company's Board of Directors, or (ii) a committee, appointed by the Board of Directors, of two or more directors. The Committee may delegate, and has delegated, to one or more executive officers the power to grant options or stock bonuses to employees, consultants or advisors of the Company, provided, however, that grants to directors or executive officers of the Company, or any other person subject to Section 16 of the Exchange Act may not be made pursuant to such delegated authority.

    In addition to determining who will be granted Options or Bonus Shares, the Committee has the authority and discretion to determine when Options and Bonus Shares will be granted and the number of Options and Bonus Shares to be granted. The Committee also may determine a vesting and/or forfeiture schedule for Bonus Shares and/or Options granted, the time or times when each Option becomes exercisable, the duration of the exercise period for Options and the form or forms of the agreements, certificates or other instruments evidencing grants made under the Plan. The

Committee also may impose additional conditions or restrictions not inconsistent with the provisions of the Plan. The Committee may adopt, amend and rescind such rules and regulations as in its opinion may be advisable for the administration of the Plan.

    The Committee also has the power to interpret the Plan and the provisions in the instruments evidencing grants made under it, and is empowered to make all other determinations deemed necessary or advisable for the administration of it. Unless sooner terminated by the Committee, the Plan will terminate on April 14, 2007. Neither Bonus Shares nor Options can be granted after that date, although Options granted before the Plan terminates will expire in accordance with their terms, even if after the Plan termination date.

ELIGIBILITY

    Participants in the Plan may be selected by the Committee from employees, officers and directors of, and consultants and advisors to, the Company and its subsidiary and affiliated companies. The Committee may take into account the duties of persons selected, their present and potential contributions to the success of the Company and such other considerations as the Committee deems relevant to the purposes of the Plan.

    The grant of Options or Stock Bonuses under the Bonus Plan does not confer any rights with respect to continuation of employment, and does not interfere with the right of the recipient or the Company to terminate the recipient's employment, although a specific grant of Options or Shares may provide that termination of employment or cessation of service as an employee, officer, director, or consultant may result in forfeiture or cancellation of all or a portion of the Bonus Shares or Options. In general, if a grantee is released by the Company as an employee, officer, director, or consultant for cause, any unexercised Options will terminate, and any non-vested Bonus Shares will be canceled, immediately.

ADJUSTMENT

    In the event a change, such as a stock split, is made in the Company's capitalization which results in an exchange or other adjustment of each share of Common Stock for or into a greater or lesser number of shares, appropriate adjustments will be made to unvested Bonus Shares and in the exercise price and in the number of shares subject to each outstanding Option. The Committee also may make provisions for adjusting the number of Bonus Shares or underlying outstanding Options in the event the Company effects one or more reorganizations, recapitalizations, right offerings, or other increases or reductions of shares of the Company's outstanding Common Stock. Options and Bonus Shares may provide that in the event of the dissolution or liquidation of the Company, a corporate separation or division or the merger or consolidation of the Company, the holder may exercise the Option on such terms as it may have been exercised immediately prior to such dissolution, corporate separation or division or merger or consolidation and that Bonus Shares will vest immediately. The Plan also provides that in the event of a tender offer or exchange offer for the Company, certain mergers or consolidations, or certain changes in control of the Company or of its Board of Directors, outstanding Options and Bonus Shares previously subject to vesting provisions will vest immediately.

SALE OF BONUS SHARES AND SHARES UNDERLYING OPTIONS

    The Company has filed a Registration Statement with the Securities and Exchange Commission to permit public sale of the Bonus Shares and the shares of Common Stock purchased upon exercise of the Options issued under the Plan without limitation by persons who are not "affiliates" of the Company and to permit public sale, subject to the volume, manner and notice of sale provisions of Rule 144 under the Securities Act of 1933, by persons who are "affiliates" of the Company. "Affiliates" of the Company are persons who, directly or indirectly, control, are controlled by, or are under common control with, the Company or its subsidiaries. Control is presumed to exist in circumstances of beneficial ownership of 10% or more of an entity's voting securities.

OTHER PROVISIONS

    The exercise price of any Incentive Option granted under the Plan must be no less than 100% of the "fair market value" of the Company's Common Stock on the date of grant. The exercise price of any Non-Qualified Option granted under the Plan must be no less than 85% of the fair market value on the date of grant. Fair market value is defined in the Plan as the most recent closing sale price of the Common Stock as reported by Nasdaq.

    The exercise price of an Option may be paid in cash, in shares of the Company's Common Stock or other property having a fair market value equal to the exercise price of the Option, or in a combination of cash, shares and property. The Board of Directors shall determine whether or not property other than cash or Common Stock may be used to purchase the shares underlying an Option and shall determine the value of the property received.

INCOME TAX CONSEQUENCES OF THE PLAN

    The Incentive Options issuable under the Plan are structured to qualify for favorable tax treatment to recipients provided by Section 422 of the Code. Pursuant to Section 422 of the Code, Optionees will not be subject to federal income tax at the time of the grant or at the time of exercise of an Incentive Option. In addition, provided that the stock underlying the Option is not sold within two years after the grant of the Option and is not sold within one year after the exercise of the Option, then the difference between the exercise price and the sales price will be treated as long-term capital gain or loss. An Optionee also may be subject to the alternative minimum tax upon exercise of his Options. The Company will not be entitled to receive any income tax deductions with respect to the granting or exercise of Incentive Options or the sale of the Common Stock underlying the Options.
The exercise price of Incentive Options granted cannot be less than the fair market value of the underlying Common Stock on the date the Options were granted. In addition, the aggregate fair market value (determined as of the date an Option is granted) of the Common Stock underlying the Options granted to a single employee which become exercisable in any single calendar year may not exceed the maximum permitted by the Internal Revenue Code for Incentive Options. This amount currently is $100,000. No Incentive Option may be granted to an employee who, at the time the Option would be granted, owns more than ten percent of the outstanding stock of the Company unless the exercise price of the Options granted to the employee is at least 110 percent of the fair market value of the stock subject to the Option and the Option is not exercisable more than five years from the date of grant.

    Non-Qualified Options will not qualify for the special tax benefits given to Incentive Options under Section 422 of the Code. An Optionee does not recognize any taxable income at the time he or she is granted a Non-Qualified Option. However, upon exercise of the Option, the Optionee recognizes ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. The ordinary income recognized by the Optionee will be treated as wages and will be subject to income tax withholding by the Company. Upon an Optionee's sale of shares acquired pursuant to the exercise of a Non-Qualified Option, any difference between the sale price and the fair market value of the shares on the date when the Option was exercised will be treated as long-term or short-term capital gain or loss. Upon an Optionee's exercise of a Non-Qualified Option, the Company will be entitled to a tax deduction in the amount recognized as ordinary income to the Optionee provided that the Company effects withholding with the respect to the deemed compensation.

    With respect to Bonus Shares, generally, a grantee will recognize as ordinary income the fair market value of the Bonus Shares as of the date of receipt.

NEW PLAN BENEFITS

    Options to purchase 1,545,000 shares of Common Stock were granted during the 1997 fiscal year and Options to purchase 225,000 shares were granted thereafter as part of an employment agreement with a newly hired executive officer, resulting in 1,770,000 Options outstanding under the Plan as of December 1, 1997. There is no present plan to grant additional Options pursuant to the Plan to any particular individuals or entities.

    The following table sets forth information concerning the stock options which during fiscal 1997 have been granted pursuant to the Plan to: the Company's Chief Executive Officer and each other executive officer of the Company required to be named in the Summary Compensation Table; to all current executive officers of the Company as a group; and to all other employees, including all current officers who are not executive officers, as a group:

               Number of Shares of
                   Common Stock          Exercise or         Market Price on
Name          Underlying Options (#)   Base Price ($/Sh)   Date of Grant ($/Sh)
----          ----------------------   -----------------   --------------------

John Jenkins       450,000 (1)              $2.50                 $2.44

Kevin Fallon       200,000 (2)              $2.25                 $2.38

Jon E. Walker       30,080                  $1.55                 $1.55

All Other
Executive
Officers           100,000                  $1.42                 $1.42
                   100,000 (3)              $2.13                 $1.42
                   100,000 (4)              $2.49                 $1.42

Non-Officer
Directors           60,000                  $1.39                 $1.39

All Others,
including Non-
Executive
Officers           469,920                  $1.55                 $1.55
                    35,000                  $1.41                 $1.41
------------------

(1) Includes 200,000 options exercisable commencing December 1, 1998, unless employment has been terminated prior to that date (other than within one year following a change in control).

(2) Includes 66,667 options exercisable commencing February 8, 1998 and 66,666 exercisable commencing February 8, 1999, unless employment has been terminated prior to those date.

(3) Includes 100,000 options exercisable commencing July 17, 1998 unless employment has been terminated prior to that date. Initial exercise date may be accelerated in the event of certain changes in control of the Company.

(4) Includes 100,000 options exercisable commencing July 17, 2000 unless employment has been terminated prior to that date. Initial exercise dates may be accelerated in the event of certain changes in control of the Company.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

    Approval of the Plan requires the affirmative vote of the majority of shares represented at the Annual Meeting of Shareholders.

    The Board of Directors recommends that shareholders vote "FOR" the adoption of the Plan, as it provides a means of compensating management, employees, and consultants of the Company without utilizing the Company's cash resources. Moreover, the Board of Directors believes that the Plan will better align the interests of the Company's employees, officers, directors, consultants and advisors with the interests of the Company's shareholders by providing for increased share ownership which will provide an additional incentive for those persons to work for the success of the Company and to maximize shareholder value. In addition, the Board of Directors believes that the Plan provides an incentive for those persons to put forth maximum efforts for the Company's success in order to maximize the value of the compensation provided to them through the Bonus Shares and Options.

                                    PROPOSAL NO. 5
                       RATIFICATION OF APPOINTMENT OF AUDITORS

    BDO Seidman LLP served as the Company's independent certified public accountant for the fiscal year ended June 30, 1997. The Board of Directors has approved the appointment of BDO Seidman LLP as the Company's auditor for the fiscal year ending June 30, 1998, subject to ratification by the Company's shareholders. A representative of BDO Seidman LLP is expected to be present at the meeting to respond to shareholder questions and will have the opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions.

    Hein + Associates LLP ("Hein") was the Company's principal independent certified public accountant for the fiscal year ended June 30, 1996. By letter dated June 26, 1997, the Company dismissed Hein as its principal accountant.
The Company received a letter dated June 27, 1997 from Hein confirming the client-auditor relationship between them had ceased. By letter dated June 26, 1997, the Company engaged BDO Seidman LLP as its successor principal accountant. The decision to dismiss Hein was approved by the Company's Board of Directors.

    The Hein reports on the Company's consolidated financial statements for each of the fiscal years ended June 30, 1996 and 1995 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle. During fiscal years ended June 30, 1996 and 1995 and any subsequent interim period preceding dismissal of Hein, the Company is not aware of any disagreements between it and Hein on any matter of accounting principle or practice, financial statements disclosure, or auditing scope or procedure or reportable events as defined in
Item 304 of Regulation S-B.

    The information concerning this change in accountants was included in a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 3, 1997. The Company provided Hein with a copy of the Form 8-K and requested Hein to furnish a letter addressed to the Securities and Exchange Commission stating whether Hein agreed with the above statements. Such letter was filed as an exhibit to the Form 8-K.

    The ratification of the appointment of BDO Seidman LLP as the Company's auditors must be approved by a majority of the votes cast by the shareholders of the Company at the meeting. The Board of Directors recommends that shareholders vote "FOR" the ratification of the appointment of BDO Seidman LLP as the Company's principal accountants.


                                    OTHER MATTERS

    Management and the Board of Directors of the Company know of no matters to be brought before the Meeting other than as set forth herein. However, if any such other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, it is the intention of the proxy holders named in the enclosed proxy to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

                                SHAREHOLDER PROPOSALS

    Any proposal which a shareholder may desire to present at the 1998 Annual Meeting of Shareholders must be received in writing by the Secretary of the Company not later than August 25, 1998.

                             BY ORDER OF THE BOARD OF DIRECTORS,



                             Douglas H. Kelsall, Secretary

APPENDIX A TO PRELIMINARY PROXY STATEMENT OF TOPRO, INC.

                                     TOPRO, INC.

                    1992 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED


1.  PURPOSE

    The Employee Qualified Stock Purchase Plan (the "Plan") is intended to serve as an incentive and to encourage stock ownership by all eligible employees of TOPRO, INC. (the "Company") and participating subsidiaries (as defined in Section 17 hereof) so that they may share in the fortunes of the Company by acquiring or increasing their proprietary interest in the Company. The Plan is designed to encourage eligible employees to remain in the employ of the Company. It is intended that options issued pursuant to the Plan shall constitute options issued pursuant to an "employee stock purchase plan" within the meaning of
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

2.  ELIGIBLE EMPLOYEES

    All employees of the Company or any of its participating subsidiaries who have completed three (3) months of employment prior to the beginning of any Payment Period (as hereinafter defined) with the Company or any of its participating subsidiaries ("Eligible Employees") shall be eligible to receive options under the Plan to purchase the Company's Common Stock, $.0001 par value per share (the "Stock'). In no event may an employee be granted an option if such employee, immediately after the option is granted, owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or its parent corporation or subsidiary corporation, as the terms "parent corporation" and "subsidiary corporation" are defined in Section 424(e) and (f) of the Code. For purposes of determining stock ownership under this paragraph, the rules contained in Section 424(d) of the Code shall apply and all stock which the employee may purchase under outstanding options (notwithstanding that such options may not be presently exercisable) shall be treated as stock owned by the employee.

    For purposes of the Article 2 the term "employee" shall not include an employee whose customary employment by the Company or participating subsidiary is twenty (20) hours or less per week or is employed for not more than five (5) months in any calendar year.

3.  STOCK SUBJECT TO THE PLAN

    The aggregate number of shares which may be issued under to the Plan is 300,000, subject to increase or decrease by reason of stock splits, reclassifications, stock dividends, changes in par value and the like. The maximum number of shares available during each semi-annual Payment Period shall not exceed 50,000 shares.

4.  PAYMENT PERIODS AND STOCK OPTIONS

    The semi-annual periods, January 1 to June 30 and July 1 to December 31, except for the initial period, are payment periods during which payroll deduction will be accumulated under the Plan ("Payment Periods"). The Plan will be implemented in five (5) semi-annual Payment Periods beginning August 1, 1992. Each Payment Period includes only regular pay days falling within it.

    Two times each year, on the first business day of each Payment Period, the Company will grant to each eligible Employee who has elected to participate in the Plan (a "Participant") an option to purchase on the last day of such Payment Period, at the Option Price hereinafter provided, such number of full shares of the Stock reserved for the purpose of the Plan as his accumulated payroll deductions on the 1st day of such Payment Period will pay for at such Option Price, provided that such employee remains eligible to participate in the Plan throughout such Payment Period. If the Payment Period terminates on a Saturday, Sunday or legal holiday, then the last day of the Payment Period shall be the last business day prior to December 31 or June 30. The Option Price for each Payment Period shall be the lesser of (i) 85% of the fair market value (as hereinafter defined) of the Stock on the first business day of the Payment Period; or (ii) 85% of the fair market value of the Stock on the last day of the Payment Period, in either case rounded up to avoid fractions other than 1/8, 1/4, 1/2, and 3/4.

    In the event of an increase or decrease in the number of outstanding shares of stock through stock split-ups, reclassifications, stock dividends, changes in par value and the like, an appropriate adjustment shall be made in the number of shares and Option Price per share provided for under the Plan, either by a proportionate increase in the number of shares and a proportionate decrease in the Option Price per share, or by a proportionate decrease in the number of shares and proportionate increase in the Option Price per share, as may be required to enable an Eligible Employee who is then a Participant in the Plan as to whom an option is exercised on the last day of any then current Payment Period to acquire such number of full shares as his accumulated payroll
deductions on such date will pay for at the adjusted Option Price.   The
determination of what constitutes an "appropriate adjustment" shall be made by the Board of Directors whose determination thereof shall be final.

    For purposes of this Plan the term "fair market value" means, if the Stock is listed on a national securities exchange, the average of the high and low prices of the Stock on such exchange or if the Stock is traded in the over-the-counter securities market, the mean between the closing bid and asked prices of the Stock.

    No employee shall be granted an option which permits his rights to purchase Stock under the Plan and any other employee stock purchase plans of the Company or any parent or subsidiary corporations to accrue at a rate which exceeds $25,000 in fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. A right to purchase Stock under the Plan "accrues" on the last day of the Payment Period. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code.

5.  EXERCISE OF OPTION

    Each Participant who fails to withdraw from participation in the Plan on or prior to the last business day of a Payment Period shall be deemed to have exercised his option on such date and shall be deemed to have purchased from the Company such number of full shares of Stock reserved for the purpose of the Plan as his accumulated payroll deductions on such date will pay for at such Option Price. If a participant is not an employee on the last day of a Payment Period, he shall not be entitled to exercise his option.

6.  UNUSED PAYROLL DEDUCTIONS

    Only full shares of Stock may be purchased. Any balance remaining in a Participant's account after a purchase will be reported to the employee and will be carried in the employee's account towards the purchase of additional shares in the next Payment Period.

7.  AUTHORIZATION FOR ENTERING PLAN

    An Eligible Employee may elect to participate in the Plan by completing, signing and delivering to the Company's Human Resources Manager an authorization:

    a.   stating the amount to be deducted regularly from his pay;

    b. authorizing the purchase of Stock for him in each Payment Period in accordance with the terms of the Plan; and

    c. specifying the exact name in which stock purchased for him is to be issued as provided under Article II hereof.

    Such Authorization must be received by the Human Resources Manager at least ten (10) days before the beginning date of a Payment Period to be effective for that Payment Period.

    Unless a Participant files a new Authorization or withdraws from the Plan, his deductions and purchases under the Authorization he has on file under the Plan will continue as long as the Plan remains in effect.

    The Company will accumulate and hold for the Participant's account the amounts deducted from his pay. Interest earned, if any, will be credited to the Participant's account for the purchase of additional shares.

8.  MAXIMUM AMOUNT OF PAYROLL DEDUCTIONS

    An employee may authorize payroll deductions or make lump sum contributions in any even dollar amount up to, but not more than, ten percent (10%) of his regular base pay; provided, however, that the minimum deduction in respect of any payroll period shall be Five Dollars ($5.00)(or such lesser amount as the Board shall establish).

9.  CHANGE IN PAYROLL DEDUCTIONS, LUMP SUM CONTRIBUTION

    Deductions may be increased or decreased only once in Payment Period. A new Authorization will be required and must be received by the Human Resources Manager at least ten (10) days before the end of the payroll period for which it is to become effective.

10. WITHDRAWAL FROM THE PLAN

    A Participant may withdraw from the Plan in whole but not in part, at any time prior to the fifteenth (15th) calendar date prior to the end of each Payment Period or, if such day is not a business day, then the next succeeding business day, by delivering a Withdrawal Notice to the Human Resources Manager, in which event the Company will promptly refund the entire balance of his deductions not theretofore used to purchase Stock under the Plan.

    A participant who has withdrawn from the Plan shall be treated as an employee who has never elected to participate in the Plan. To re-enter the Plan a new Authorization must be filed at least ten (10) days before the beginning date of a Payment Period, which Authorization will not become effective before the beginning of the next Payment Period.

11. ISSUANCE OF STOCK

    Certificates for Stock issued to Participants will be delivered as soon as practicable after each Payment Period.

    Stock purchased under the Plan will be issued only in the name of the Participant, or if his Authorization so specifies, in the name of the Participant and another person of legal age as joint tenants with rights of survivorship.

12. NO TRANSFER OR ASSIGNMENT OF EMPLOYEE'S RIGHTS

    An employee's rights under the Plan may not be transferred or assigned to , or availed of by, any other person. Any option granted to an employee under this Plan may be exercised only by him during his lifetime.

13. TERMINATION OF EMPLOYEE'S RIGHTS

    An employee's rights to participate in, and a Participant's rights under, the Plan will terminate when he ceases to be an employee because of retirement, resignation, layoff, discharge, death, change of status, or for any other reason. A Withdrawal Notice will be considered as having been received from a Participant on the day his employment ceases, and all payroll deductions not used to purchase Stock will be refunded to him.

    If a Participant's payroll deductions are interrupted by any legal process, a Withdrawal Notice will be considered as having been received from him on the day the interruption occurs.

14. TERMINATION AND AMENDMENTS TO PLAN

    The Plan may be terminated at any time by the Company's Board of Directors. If at any time shares of Stock repurchased for the purposes of the Plan remain available for purchase requirements, the available shares shall be apportioned among participants in proportion to their options and the Plan shall terminate. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase Stock will be refunded.

    The Board of Directors also reserves the right to amend the Plan from time to time, in any respect; provided, however, that no amendment shall be effective without prior approval of the shareholders entitled to vote thereon, which would
(a) except as provided in Articles 3 and 4, increase the number of shares of Stock to be offered under the Plan or (b) change the class of employees eligible to participate in the Plan. Further, no amendment shall be made without prior approval of the shareholders of the Company if such amendment would cause the Plan to no longer comply with Rule 16b-3 under the Securities Exchange Act of 1934 or with Section 423 of the Internal Revenue Code.

15. LIMITATIONS ON SALE OF STOCK PURCHASED UNDER THE PLAN

    Because of certain securities law restrictions, each Participant who is subject to Rule 16(a) promulgated under the Securities Exchange Act of 1934, will agree upon entering the Plan to hold Stock for a period of six (6) months after its acquisition. Because of certain federal tax law requirements, each Participant will agree upon entering the Plan, promptly to give the Company notice of any Stock disposed of within two (2) years after the date of the first day of the Payment Period during which the Stock was purchased under the Plan showing the number of such shares disposed of. The employee assumes the risk of any fluctuations in the price of such Stock.

16. COMPANY'S PAYMENT OF EXPENSES RELATED TO PLAN

    The Company will bear all costs of administering and carrying out the Plan.

17. PARTICIPATING SUBSIDIARIES

    The term "participating subsidiaries" shall mean any subsidiary of the Company which is designated by the Board of Directors to participate in the Plan. The Board of Directors shall have the power to make such designation before or after the Plan is approved by the stockholders.

18. ADMINISTRATION OF THE PLAN

    The plan shall be administered by a committee appointed by the Board of Directors of the Company. The Committee shall consist of not less than two members of the Company's Board of Directors, which members shall be "disinterested persons," as that term is defined in subparagraph (d)(3) of Rule 16b-3, as in effect from time to time, under the Securities Exchange Act of 1934, as amended. The Board of Directors may from time to time, remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places
as it may determine.    Acts by a majority of the Committee, or acts reduced to
or approved by in writing by a majority of the Members of the Committee, shall be the valid acts of the Committee.

    The interpretation and construction of any provision of the Plan and the adoption of rules and regulations for administering the Plan will be made by the Committee, subject, however, at all times to the final jurisdiction which shall rest in the Board. Determinations made by the Committee and approved by the Board with respect to any matter or provision contained in the Plan will be final, conclusive and binding upon the Company and upon all participants, their heirs or legal representatives. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it. No member of the Committee shall be eligible to participate in the Plan while serving as member of the Committee.

19. OPTIONEES NOT STOCKHOLDERS

    Neither the granting of an option to an employee nor the deductions from his pay shall constitute such employee a stockholder of the shares covered by an option until such shares have been purchased by and a certificate representing such shares has been issued him.

20. GOVERNMENT REGULATION

    The Company's obligation to sell and deliver shares of the Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such stock.

21. EFFECTIVENESS OF THE PLAN

    The Plan shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the holders of a majority of the securities of the Company entitled to vote, which approval must occur within the period beginning twelve (12) months before and ending twelve (12) months after the date the Plan is adopted by the Board of Directors. Anything to the contrary notwithstanding, no Stock may be issued under the Plan until such shareholder approval is obtained.

                                     TOPRO, INC.

                          1992 EMPLOYEE STOCK PURCHASE PLAN

                                  AUTHORIZATION FORM

    The undersigned employee of TOPRO, INC. (the "Company") or a participating subsidiary of the Company, pursuant to the Company's 1992 Employee Stock Purchase Plan (the "Plan"), hereby agrees to purchase from the Company shares of its Common stock, $.0001 par value, in each Payment Period in accordance with the terms of the Plan.

    In accordance with the provisions of Article 7 of the Plan, the undersigned authorizes the following deduction in each payroll period: $___________.

(NOTE: This amount must be an even dollar amount not less than $5.00 nor more than 10% of the undersigned's's regular base pay.)

    The NAME or NAMES in which stock purchased for me pursuant to the Plan shall be issued is as follows (please print):

-----------------------------------    ----------------------------------------
(Full Name)                                 (Social Security No.)

-----------------------------------    ----------------------------------------
(Name of one other person of legal               (Social Security No.)
age, as joint tenant, if desired)

--------------------------------------------------------------------------------
(Address of Employee)

    I acknowledge that a copy of the Plan has been made available to me, and that this document shall constitute my authorization for participation in the Plan and shall supersede any previous authorizations for participation in the Plan.



-------------------------         ---------------------------------------------
Date                              Signature

    This document must be delivered to the Human Resources Manager at least ten
(10) days prior to the beginning of the first Payment Period in which you desire to participate. Payment Periods begin on January 1 and July 1 of each year.

                                     TOPRO, INC.

                          1992 EMPLOYEE STOCK PURCHASE PLAN


                                  WITHDRAWAL NOTICE


    The undersigned employee of TOPRO, INC. or a participating subsidiary of the Company, in accordance with the provisions of Article 10 of the Company's 1992 Employee Stock Purchase Plan (the "Plan"), hereby withdraws from participation in the Plan.

    The undersigned understands that, upon filing this Withdrawal Notice with the Human Resource Manager, payroll deductions from his regular base pay pursuant to the Plan will be discontinued, effective immediately, and the entire balance of the account containing such deductions not theretofore used to purchase the Company's Common Stock, $.0001 par value, pursuant to the Plan will be paid to the undersigned as promptly as practicable.



-------------------------------------------      ------------------------------
Signature                                        Date


-------------------------------------------
Name (Printed)

APPENDIX B TO PRELIMINARY PROXY STATEMENT OF TOPRO, INC.


                                     TOPRO, INC.
                        1997 STOCK OPTION AND STOCK BONUS PLAN

     PURPOSES OF AND BENEFITS UNDER THE PLAN. This 1997 Stock Option and Stock Bonus Plan (the "Plan") is intended to encourage stock ownership by employees, officers, directors, advisors and consultants of Topro, Inc., its divisions, subsidiary corporations and parent corporation (the "Corporation"), so that they may acquire or increase their proprietary interest in the Corporation, to: (i) induce qualified persons to become employees, officers, directors or consultants of the Corporation; (ii) reward employees, officers, directors, and consultants for past services to the Corporation; and (iii) encourage such persons to remain in the employ of or associated with the Corporation and to put forth maximum efforts for the success of the business of the Corporation.

     The Plan was adopted by resolution of the Board of Directors on April 16, 1997.

     It is intended that options granted by the Committee pursuant to Section 4 of this Plan shall constitute "incentive stock options" ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended and options granted by the Committee pursuant to Section 5 of this Plan shall constitute "non-qualified stock options" ("Non-qualified Stock Options").

     1.   DEFINITIONS.  The following definitions shall apply under this Plan:

          (a)  "Board" means the Board of Directors of the Corporation.

          (b)  "Code" means the Internal Revenue Code of 1986, as amended.

          (c) "Committee" means a Committee appointed by the Board to oversee this Plan that is composed solely of two or more Non-Employee Directors, as defined in Rule 16b-3(b)(3) or a sub-Committee, composed solely of two or more Non-Employee Directors, of a Committee of the Board. If no Committee has been appointed, the term "Committee" shall mean the Board.

          (d) "Common Stock" means the Corporation's $.0001 par value common stock.

          (e) "Disability" means a Recipient's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, or such other meaning ascribed in Section 22(e)(3) or any successor provision of the Code. If the Recipient has a disability insurance policy, the term "Disability" shall be as defined therein; provided that said definition is not inconsistent with the meaning ascribed in Section 22(e)(3) of the Code.

          (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (g) "Fair Market Value" per share as of a particular date means the last sale price of the Common Stock as reported on a national securities exchange or on the Nasdaq National

Market System or, if the quotation for the last sale reported is not available for the Common Stock, the closing price of the Common Stock as reported by Nasdaq, or the average of the closing bid and ask prices reported on the electronic bulletin board or, if such quotations are unavailable, the value determined by the Committee in accordance with its discretion in making a bona fide, good faith determination of fair market value. Fair Market
Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse. In the case of Bonuses granted at a time when the Corporation does not have a registration statement in effect relating to the shares issuable hereunder, the value at which the Bonus shares are issued may be determined by the Committee at a reasonable discount from Fair Market Value to reflect the restricted nature of the shares to be issued and the inability of the Recipient to sell those shares promptly.

          (h) "Option" means either an Incentive Stock Option or a Non-qualified Stock Option, or both of them.

          (i) "Option Price" means the purchase price of the shares of Common Stock covered by an Option determined in accordance with Section 6(c) hereunder.

          (j) "Parent" means any corporation which is a "parent corporation" as defined in Section 424(e) of the Code, with respect to the Corporation.

          (k)  "Plan" means this 1997 Stock Option and Stock Bonus Plan.

          (l) "Recipient" means any person granted an Option or awarded a Bonus hereunder.

          (m) "Securities Act" means the Securities Act of 1933, as amended from time to time.

          (n) "Subsidiary" means any corporation which is a "subsidiary corporation" as defined in Section 424(f) of the Code, with respect to the Corporation.

     2.   ADMINISTRATION.

          (a) The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically conferred under the Plan or necessary or advisable in the administration of the Plan, including the authority to grant Options and Bonuses; to determine which Options shall be Incentive Stock Options and which shall be Non-qualified Stock Options; to determine the vesting schedules and other restrictions, if any, relating to Options and Bonuses; to determine the Option Price; to determine the persons to whom, and the time or times at which, Options and Bonuses shall be granted; to determine the number of shares to be covered by each Option and Bonus; to determine Fair Market Value per share; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option agreements (which need not be identical) entered into in connection with Options granted under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (b) Options and Bonuses granted under the Plan shall be evidenced by duly adopted resolutions of the Committee included in the minutes of the meeting at which they are adopted or in a unanimous written consent.

          (c) By resolution the Committee may delegate to one or more executive officers the power to grant options or stock bonuses to employees, consultants or advisors of the Company, provided, however, that grants to directors or executive officers of the Company, or any other person subject to Section 16 of the Exchange Act may not be made pursuant to such delegated authority. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor regulation under the Exchange Act. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Any Option or Bonus granted hereunder which would subject or subjects the Recipient to liability under Section 16(b) of the Exchange Act is void AB INITIO as if it had never been granted.

          (d) No member of the Committee or the Board, nor any agent, shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option or Bonus granted hereunder.

          (e) The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

     3.   ELIGIBILITY.

          (a) Subject to certain limitations hereinafter set forth, Options and Bonuses may be granted to employees, officers, directors, advisors and consultants of the Corporation. In determining the persons to whom Options or Bonuses shall be granted and the number of shares to be covered by each Option or Bonus, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation and such other factors as the Committee shall deem relevant to accomplish the purposes of the Plan.

          (b) A Recipient shall be eligible to receive more than one grant of an Option or Bonus during the term of the Plan, on the terms and subject to the restrictions herein set forth.

     4. INCENTIVE STOCK OPTIONS. Options granted pursuant to this Section 4 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 hereof. Only employees of the

Corporation (as the term "employees" is defined for the purposes of the Code) shall be entitled to receive Incentive Stock Options.

          (a) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this and any other plan of the Corporation or any Parent corporation or Subsidiary corporation are exercisable for the first time by a Recipient during any calendar year may not exceed the amount set forth in Section 422(d) of the Code.

          (b) Incentive Stock Options granted under this Plan are intended to satisfy all requirements for incentive stock options under Section 422 of the Code and the Treasury Regulations thereunder and, notwithstanding any other provision of this Plan, the Plan and all Incentive Stock Options granted under it shall be so construed, and all contrary provisions shall be so limited in scope and effect and, to the extent they cannot be so limited they shall be void.

          (c) Except as provided herein, or in the Stock Option Agreement approved by the Committee for a specific Recipient, an Incentive Stock Option may not be exercised unless the Recipient then is an employee of the Corporation or a Subsidiary or Parent of the Corporation, and unless the Recipient has remained continuously as an employee of the Corporation since the date of grant of the Option. The provisions set forth herein will govern unless otherwise determined by the Committee.

          (d) If the Recipient ceases to be an employee of the Corporation or a Subsidiary or Parent of the Corporation (other than by reason of death, disability or retirement), other than for cause, all Options theretofore granted to such Recipient but not theretofore exercised shall terminate three months after the date the Recipient ceased to be an employee of the Corporation.

     5.   NON-QUALIFIED STOCK OPTIONS.  Options granted pursuant to this
Section 5 are intended to constitute Non-qualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 hereof.

     6. TERMS AND CONDITIONS OF OPTIONS. Each Option granted pursuant to the Plan shall be evidenced by a written Option agreement between the Corporation and the Recipient, which agreement shall be in substantially the form of Exhibit A hereto as modified from time to time by the Committee in its discretion, and which shall comply with and be subject to the following terms and conditions:

          (a) NUMBER OF SHARES. Each Option agreement shall state the number of shares of Common Stock covered by the Option.

          (b) TYPE OF OPTION. Each Option agreement shall specifically identify the portion, if any, of the Option which constitutes an Incentive Stock Option and the portion, if any, which constitutes a Non-qualified Stock Option.

          (c) OPTION PRICE. Each Option agreement shall state the Option Price, which shall be determined by the Committee subject only to the following restrictions:

               (i) The Option Price of any Incentive Stock Option shall be not less than 100% of the Fair Market Value per share on the date of grant of the Option; provided, however, that any Incentive Stock Option granted under the Plan to a person owning more than ten percent of the total combined voting power of the Common Stock shall have an Option Price of not less than 110% of the Fair Market Value per share on the date of grant of the Incentive Stock Option.

              (ii) Any Non-qualified Stock Option granted under the Plan shall be at a price not less than 85% of the Fair Market Value per share on the date of grant.

             (iii) The Option Price shall be subject to adjustment as provided in Section 6(i) hereof.

          (d) TERM OF OPTION. Each Option agreement shall state the period during and times at which the Option shall be exercisable; provided, however:

               (i) The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless a future date is specified in the resolution; provided, however, the Recipient shall have no rights under the grant until the Recipient has executed an Option agreement with respect to such Option.

              (ii) Except as further restricted in paragraph 6(d)(iii), the exercise period shall not exceed ten years from the date of grant of the Option.

             (iii) Incentive Stock Options granted to a person owning more than ten percent of the total combined voting power of the Common Stock of the Corporation shall be exercisable for no more than five years.

              (iv) The Committee shall have the authority to accelerate or extend the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. No exercise period may be extended to increase the term of the Option beyond ten years from the date of the grant, or five years in the case of Incentive Stock Options granted to any person owning more than ten percent of the total combined voting power of the Common Stock of the Corporation.

               (v) The exercise period shall be subject to earlier termination as provided in Sections 6(f) and 6(g) hereof and, furthermore, shall be terminated upon surrender of the Option by the holder thereof if such surrender has been authorized in advance by the Committee.

          (e)  METHOD OF EXERCISE AND MEDIUM AND TIME OF PAYMENT.

               (i) An Option may be exercised as to any or all whole shares of Common Stock as to which it then is exercisable.

              (ii) Each exercise of an Option granted hereunder, whether in whole or in part, shall be by written notice to the secretary of the Corporation designating the number of shares as to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price for the number of shares so designated, together with any written statements required by any applicable securities laws.

             (iii) The Option Price shall be paid in cash or in shares of Common Stock having a Fair Market Value equal to such Option Price and, subject to approval of the Committee, may be effected in whole or in part
     (A) with monies received from the Corporation at the time of exercise as a compensatory cash payment, or (B) with monies borrowed from the Corporation pursuant to repayment terms and conditions as shall be determined from time to time by the Committee, in its discretion, separately with respect to each exercise of an Option and each Recipient; provided, however, that each such method and time for payment and each such borrowing and the terms and conditions of repayment shall be permitted by and be in compliance with applicable law.

              (iv) The Committee shall have the sole and absolute discretion to determine whether or not property other than cash or Common Stock may be used to purchase the shares of Common Stock hereunder and, if so, to determine the value of the property received.

               (v) Applicable withholding taxes shall be paid in the manner specified by Section 9 hereof.

          (f)  TERMINATION.

               (i) Unless otherwise provided with respect to a particular Option, if the Recipient ceases to be an employee, officer, director, advisor or consultant of the Corporation or a Subsidiary or Parent to the Corporation other than by reason of death, disability or retirement, all Options theretofore granted to such Recipient but not theretofore exercised shall terminate three months after the date the Recipient ceases to be an employee, officer, director, advisor or consultant of the Corporation, and shall terminate upon the date of termination of employment if discharged for cause.

              (ii) Nothing in the Plan or in any Option granted hereunder shall confer upon a Recipient any right to continue in the employ of or to continue any other relationship with the Corporation nor interfere in any way with the right of the Corporation to terminate such employment or other relationship between a Recipient and the Corporation.

          (g) DEATH, DISABILITY OR RETIREMENT OF RECIPIENT. If a Recipient shall die while an employee, officer, director, advisor or consultant of the Corporation, or if the Recipient's employment, officer or director status or advisory or consulting relationship shall terminate by reason of Disability or retirement, all Options theretofore granted to such Recipient, whether or not otherwise exercisable, unless earlier terminated in accordance with their terms, may be exercised by the Recipient or by the Recipient's estate or other permitted assignee, at any time within one year after the date of death, Disability or retirement of the Recipient; provided, however, that in the case of Incentive Stock Options such one-year period shall be limited to three months in the case of retirement.

          (h)  TRANSFERABILITY RESTRICTION

               (i) Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, or the rules thereunder. Options may be exercised during the lifetime of the Recipient only by the Recipient, and thereafter only by his legal representative or permitted assignee.

              (ii) Any attempted sale, pledge, assignment, hypothecation or other transfer of an Option contrary to the provisions hereof and the levy of any execution, attachment or similar process upon an Option shall be null and void and without force or effect and shall result in a termination of the Option.

             (iii) (A) As a condition to the transfer of any shares of Common Stock issued upon exercise of an Option granted under this Plan, the Corporation may require an opinion of counsel, satisfactory to the Corporation, to the effect that such transfer will not be in violation of the Securities Act or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws. (B) Further, the Corporation shall be authorized to refrain from delivering or transferring shares of Common Stock issued under this Plan until the Committee determines that such delivery or transfer will not violate applicable securities laws and the Recipient has tendered to the Corporation any federal, state or local tax owed by the Recipient as a result of exercising the Option or disposing of any Common Stock when the Corporation has a legal liability to satisfy such tax. (C) The Corporation shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or the National Association of Securities Dealers, or any registration requirements under the Securities Act, the Exchange Act, or under any other state or federal law, rule or regulation. (D) The Corporation is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Common Stock under applicable securities laws or to perfect any exemption from such registration or qualification. (E) Furthermore, the Corporation will not be liable to any Recipient for failure to deliver or transfer shares of Common Stock if such failure is based upon the provisions of this paragraph.

         (i) EFFECT OF CERTAIN CHANGES.

              (i) If there is any change in the number of shares of Common Stock through the declaration of stock dividends, or through a recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock available for Options and the number of such shares covered by outstanding Options, and the exercise price per share of the outstanding Options, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

              (ii) In the event of the proposed dissolution or liquidation of the Corporation, or any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, merger or consolidation of the Corporation with another corporation, or any sale or transfer by the Corporation of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group for more than 50% of the then outstanding voting securities of the Corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then current Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, corporate separation or division, merger or consolidation, sale or transfer of assets or tender offer or exchange offer, by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, merger or consolidation, sale or transfer of assets or tender offer or exchange offer; or in the alternative the Committee may provide that each Option granted under the Plan shall terminate as of a date fixed by the Committee; provided, however, that not less than 30 days' written notice of the date so fixed shall be given to each Recipient, who shall have the right, during the period of 30 days preceding such termination, to exercise the Option to the extent then exercisable. To the extent that
     Section 422(d) of the Code would not permit the provisions of this paragraph to apply to any outstanding Incentive Stock Options, such Incentive Stock Options shall immediately upon the occurrence of the event described in this paragraph, be treated for all purposes of the Plan as Non-qualified Stock Options and shall be immediately exercisable as such as provided in this paragraph.

              (iii) Paragraph (ii) of this Section 6(i) shall not apply to a merger or consolidation in which the Corporation is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change which results in the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect Parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

              (iv) If there is a change in the Common Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

              (v) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code, except as otherwise provided in Section 6(i)(ii) hereof.

              (vi) Except as expressly provided in this Section 6(i), the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or split-up, split-off or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of an Option under the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

         (j) RIGHTS AS SHAREHOLDER - NON-DISTRIBUTIVE INTENT.

              (i) Neither a person to whom an Option is granted nor a permitted assignee shall be deemed to be the holder of, or to have any rights of a holder with respect to, any shares of Common Stock subject to such Option until after the Option is exercised and the shares are issued to the person exercising such Option.

              (ii) Upon exercise of an Option at a time when there is no registration statement in effect under the Securities Act relating to the shares issuable upon exercise, shares may be issued to the Recipient only if the Recipient represents and warrants in writing to the Corporation that the shares purchased are being acquired for investment and not with a view to the distribution thereof and provides the Corporation with sufficient information to establish an exemption from the registration requirements of the Securities Act.

              (iii) No shares shall be issued upon the exercise of an Option unless and until there shall have been compliance with any then applicable requirements of the Securities and Exchange Commission, or any other regulatory agencies having jurisdiction over the Corporation.

              (iv) No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6(i) hereof.

         (k) OTHER PROVISIONS. Option agreements evidencing Options granted under the Plan shall contain such other provisions, including, without limitation, the imposition of restrictions upon the exercise of an Option, and, in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option, as the Committee shall deem advisable.

     7.  STOCK RESERVED.

         (a) The stock subject to Options or Bonuses hereunder shall be shares of Common Stock. Such shares, in whole or in part, may be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Options and Bonuses may be granted from time to time under the Plan (the "Available Shares") initially shall not exceed 2,200,000 shares. The number of Available Shares shall be subject to adjustment as provided in
Section 6(i) hereof.

         (b) If any Option outstanding under the Plan for any reason expires or is terminated without having been exercised in full, or if any Bonus granted is forfeited because of vesting or other restrictions imposed at the time of grant, the shares of Common Stock allocable to the unexercised portion of such Option or the forfeited portion of the Bonus shall become available for subsequent grants of Options and Bonuses under the Plan, unless the Plan shall have been terminated.

     8. GRANT OF STOCK BONUSES. In addition to, or in lieu of, the grant of an Option, the Committee may grant Bonuses of Common Stock.

         (a) At the time of grant of a Bonus, the Committee may impose a vesting period of up to five years, and such other restrictions which it deems appropriate. Unless otherwise directed by the Committee at the time of grant of a Bonus, the Recipient shall be considered a shareholder of the Corporation as to the Bonus shares which have vested in the Recipient at any time regardless of any forfeiture provisions which have not yet arisen.

         (b) The grant of a Bonus and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation's counsel of all legal matters in connection therewith, including compliance with the requirements of the 1933 Act, the 1934 Act, other applicable securities laws, rules and regulations, and the requirements of any stock exchanges or other services upon which the Common Stock then may be listed or quoted. Any certificates prepared to evidence Common Stock issued pursuant to a Bonus grant shall bear legends as the Corporation's counsel may seem necessary or advisable. Included among the foregoing requirements, but without limitation, any Recipient of a Bonus at a time when a registration statement relating thereto is not effective under the 1933 Act shall execute a Subscription Agreement in a form acceptable to the Company.

     9. AGREEMENT BY RECIPIENT REGARDING WITHHOLDING TAXES. Each Recipient agrees that the Corporation, to the extent permitted or required by law, shall deduct a sufficient number of shares due to the Recipient upon exercise of the Option or grant of a Bonus to allow the Corporation to pay federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option or payment of such Bonus from any payment of any kind otherwise due to the Recipient. The Corporation shall not be obligated to advise any Recipient of the existence of any tax or the amount which the Corporation will be so required to withhold.

     10. TERM OF PLAN. Options and Bonuses may be granted under this Plan from time to time until April 16, 2007, which is ten years from the date the Plan was originally adopted by the Board.

     11. AMENDMENT AND TERMINATION OF THE PLAN. The Committee at any time and from time to time may suspend, terminate, modify or amend the Plan. Except as provided in Section 6 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option or Bonus previously granted, unless the written consent of the Recipient is obtained.

     12. ASSUMPTION. Subject to Section 6(i) hereof, the terms and conditions of any outstanding Options granted under this Plan shall be assumed by, be binding upon and shall inure to the benefit of any successor corporation to the Corporation and continue to be governed by, to the extent applicable, the terms and conditions of this Plan. Such successor corporation may but shall not be obligated to assume this Plan.

     13. TERMINATION OF RIGHT OF ACTION. Every right of action arising out of or in connection with the Plan by or on behalf of the Corporation, or by any shareholder of the Corporation against any past, present or future member of the Board, or against any employee, or by an employee (past, present or future) against the Corporation, irrespective of the place where an action may be brought and of the place of residence of any such shareholder, director or employee, will cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have risen or such shorter period as may be provided by law.

     14. TAX LITIGATION. The Corporation shall have the right, but not the obligation, to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue which is related to the Plan and which the Committee believes to be important to holders of Options or

Common Stock issued pursuant to Bonuses granted under the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.

     15. SHAREHOLDER APPROVAL. If this Plan is not approved by the shareholders of the Corporation within 12 months following the date the Plan was approved by the Board as required by Section 422(b)(1) of the Code, this Plan and the Options granted hereunder shall be and remain effective for all Recipients, but the reference to Incentive Stock Options herein shall be deleted and all options granted hereunder shall be Non-qualified Stock Options pursuant to Section 5 hereof.

                                                                     EXHIBIT A

                                   FORM OF
                            STOCK OPTION AGREEMENT


     STOCK OPTION AGREEMENT made as of this ___ day of _______, 199__, between Topro, Inc., a Colorado corporation (the "Corporation"), and ________________ (the "Recipient").

     In accordance with its 1997 Stock Option and Stock Bonus Plan (the "Plan"), a copy of which has been provided to the Recipient and is incorporated herein by reference, the Corporation desires, in connection with the services of the Recipient, to provide the Recipient with an opportunity to acquire $.0001 par value common stock ("Common Stock") of the Corporation on favorable terms and thereby increase the Recipient's proprietary interest in the Corporation and as incentive to put forth maximum efforts for the success of the business of the Corporation. All capitalized terms not otherwise defined herein shall be as defined in the Plan.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein set forth and other good and valuable consideration, the Corporation and the Recipient agree as follows:

     1. CONFIRMATION OF GRANT OF OPTION; NATURE OF OPTION. Pursuant to a determination of the Committee (as defined in the Plan) made on ____________, 19__ (the "Date of Grant"), the Corporation, subject to the terms of the Plan and of this Agreement, confirms that the Recipient irrevocably has been granted on the Date of Grant, as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, [AN INCENTIVE/A NON-QUALIFIED] Stock Option pursuant to Section [4/5] of the Plan (the "Option") to purchase an aggregate of ______ shares of Common Stock on the terms and conditions herein set forth, subject to adjustment as provided in Paragraph 9 hereof. The holder of the Option will not have any rights to dividends or any other rights of a shareholder with respect to any shares of Common Stock subject to the Option until such shares shall have been purchased through the exercise of the Option and have been evidenced on the stock transfer records of the Corporation maintained by the Corporation's transfer agent.

     2. OPTION PRICE. The Option Price per share of Common Stock covered by the Option will be $_____ (the "Option Price") subject to adjustment as provided in Paragraph 9 hereof.

     3. VESTING OF OPTION. This Option shall vest as to 20% of the shares covered hereby on the one year anniversary of the Date of Grant. Thereafter, this Option shall vest as to an additional 20% of the shares covered hereby, cumulatively, on the second, third, fourth and fifth anniversary dates of the Date of Grant.

     4. EXERCISE OF OPTION. Except as otherwise provided in Section 6 of the Plan and Paragraph 3 above, this Option may be exercised in whole or in part at any time during the term of the Option, provided, however, no portion of this Option shall be exercisable after the expiration of the term thereof. The Option may be exercised, by notice and payment to the Corporation as provided in Paragraph 10 hereof and Section 6(e) of the Plan, subject to the limitations of Paragraph 11 below.

     5. TERM OF OPTION. The term of the Option will be through __________, ____, subject to earlier termination or cancellation as provided in this Agreement or the Plan.

     6. TRANSFERABILITY RESTRICTION. The Option may not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way (whether by operation of law or otherwise) except in strict compliance with
Section 6(h) of the Plan. Any assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any such levy of execution, attachment or other process will cause the Option to terminate immediately upon the happening of any such event, provided, however, that any such termination of the Option under the foregoing provisions of this Paragraph 6 will not prejudice any rights or remedies which the Corporation may have under this Agreement or otherwise.

     7. EXERCISE UPON TERMINATION. The Recipient's rights to exercise this Option upon termination of employment or cessation as an officer, director or consultant shall be as set forth in the Plan.

     8. DEATH, DISABILITY OR RETIREMENT OF RECIPIENT. The Recipient's rights to exercise this Option upon the death, disability or retirement of the Recipient shall be as set forth in Section 6(g) of the Plan.

     9. ADJUSTMENTS. The Option shall be subject to adjustment upon the occurrence of certain events as set forth in Section 6(i) of the Plan.

     10. NO REGISTRATION OBLIGATION. The Recipient understands that the Option is not registered under the Securities Act of 1933, as amended (the "Securities Act") and the Corporation has no obligation to register under the Securities Act the Option or any of the shares of Common Stock subject to and issuable upon the exercise of the Option, although it may do so from time to time. The Recipient represents that the Option is being acquired by him for investment and acknowledges that all certificates for the shares issued upon exercise of the Option will bear the following legend unless such shares are registered under the Securities Act prior to their issuance:

     The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the "Securities Act"), and are "restricted securities" as that term is defined in Rule 144 under the Securities Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act, the availability of which is to be established to the satisfaction of the Company.

     The Recipient further understands and agrees that the Option may be exercised only if at the time of such exercise there is an effective registration under the Securities Act or the Recipient and the Corporation are able to establish the existence of an exemption from registration under the Securities Act and applicable state laws.

     11. NOTICES. Each notice relating to this Agreement will be in writing and delivered in person or by certified mail to the proper address. Notices to the Corporation shall be addressed to the Corporation c/o John Jenkins, President, at 2525 W. Evans Ave., Denver, CO 80219. Notices to the Recipient or other person or persons then entitled to exercise the Option shall be addressed to the Recipient or such other person or persons at the Recipient's address below specified. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect given pursuant to this Paragraph 11.

     12. APPROVAL OF COUNSEL. The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation's counsel of all legal matters in connection therewith, including compliance with the requirements of the Securities Act, the Securities Exchange Act of 1934, as amended, applicable state securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange or association upon which the Common Stock then may be listed.

     13. BENEFITS OF AGREEMENT. This Agreement will inure to the benefit of and be binding upon each successor and assign of the Corporation. All obligations imposed upon the Recipient and all rights granted to the Corporation under this Agreement will be binding upon the Recipient's heirs, legal representatives and successors.

     14. GOVERNMENTAL AND OTHER REGULATIONS. The exercise of the Option and the Corporation's obligation to sell and deliver shares upon the exercise of rights to purchase shares is subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency which, in the opinion of counsel for the Corporation, may be required.

     15. CONFLICTS WITH THE PLAN. If any provision in this Agreement conflicts with a provision in the Plan, the Plan shall govern.

     Executed in the name and on behalf of the Corporation by one of its duly authorized officers to be effective as of the date first above written.

                                         TOPRO, INC.


                                         By:
                                            -------------------------------
                                            John Jenkins, President

--------------------------------------------------------------------------------

                                        PROXY

--------------------------------------------------------------------------------

                                     TOPRO, INC.

                PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        RECEIPT OF ANNUAL REPORT AND PROXY STATEMENT HEREBY IS ACKNOWLEDGED

     The undersigned hereby constitutes and appoints John Jenkins and Douglas
H. Kelsall, and each of them, with full power of substitution, as proxies to vote on behalf of the undersigned all shares which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the Hyatt Regency - Denver Tech Center, Wind River Room, 7800 E. Tufts Avenue, Denver, Colorado, on January 29, 1998, at 10:00 a.m., Mountain time, and at any adjournment or adjournments thereof, upon the following:

     Proposal No. 1 - Election of Directors

                                    For         Against       Abstain
         Robert L. Costello         / /           / /           / /
         John Jenkins               / /           / /           / /
         Robert C. Pearson          / /           / /           / /
         Rick Schleufer             / /           / /           / /
         Judith A. Draper           / /           / /           / /

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

     ---------------------------------------------------- ---------


Proposal No. 2 - Amendment of Articles of Incorporation                                For  / /    Against   / /    Abstain  / /

Proposal No. 3 - Approval of Amendment to the 1992 Employee Stock Purchase Plan        For  / /    Against   / /    Abstain  / /

Proposal No. 4 - Approval of 1997 Stock Option and Stock Bonus Plan                    For  / /    Against   / /    Abstain  / /

Proposal No. 5 - Approval of Appointment of BDO Siedman, LLP as Independent Auditors   For  / /    Against   / /    Abstain  / /

     THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR ALL NOMINEES AND FOR THE OTHER PROPOSALS LISTED ABOVE. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.

     Please mark, date and sign exactly as name appears hereon, including designation as executor, Trustee, etc. if applicable. A corporation must sign in its name by the President or other authorized officer. All co-owners and each joint owner must sign.

Date:
      -----------------------



                                  -------------------------------
                                  Signature(s)

                                  Address if different from that on envelope:

                                  -------------------------------
                                  Street Address

                                  -------------------------------
                                  City, State and Zip Code



Please check if you intend to to be present at the meeting: _____